FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2013
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
15.	FAIR VALUE MEASUREMENTS

Authoritative literature provides a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The level in the hierarchy within which the fair value measurement in its entirety falls is based upon the lowest level of input that is significant to the fair value measurement as follows:

•	Level 1 – inputs are based upon unadjusted quoted prices for identical instruments traded in active markets.

•	Level 2 – inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3 – inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques that include option pricing models, discounted cash flow models and similar techniques.

The carrying values of cash and cash equivalents, bank deposits with original maturity over three months and restricted cash approximated fair value and represented a level 1 measurement. The carrying values of long-term deposits and long-term receivables approximated fair value and represented a level 2 measurement. The estimated fair value of long-term debt as of December 31, 2013 and 2012, which included the 2013 Senior Notes, the Studio City Notes, the 2011 Credit Facilities, the Aircraft Term Loan, the 2010 Senior Notes, the RMB Bonds and the Deposit-Linked Loan, were approximately $2,585,768 and $3,330,599, respectively, as compared to its carrying value of $2,533,460 and $3,194,864, respectively. Fair value was estimated using quoted market prices and represented a level 1 measurement for the 2013 Senior Notes, the Studio City Notes, the 2010 Senior Notes and the RMB Bonds. Fair value for the 2011 Credit Facilities, the Aircraft Term Loan and the Deposit-Linked Loan approximated the carrying values as the instruments carried either variable interest rates or the fixed interest rate approximated the market rate and represented a level 2 measurement. Additionally, the carrying values of land use rights payable and payables for acquisition of assets and liabilities approximated fair value as the instruments carried the fixed interest rate approximated the market rate and represented a level 2 measurement.

As of December 31, 2013, the Group did not have any non-financial assets or liabilities that are recognized or disclosed at fair value in the consolidated financial statements. The Group’s financial assets and liabilities recorded at fair value have been categorized based upon the fair value in accordance with the accounting standards.